                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 May 20, 1998

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

  New Jersey                       1-1-432                        22-2429994
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                   Identification
incorporation)                                                     Number)

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: 732-389-1182


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Former name or former address, if changed from last report)
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                                     - 2 -



Item 5. Other Events
        ------------

        Roberts Pharmaceutical Corporation today announced additions to its U.S. and Canadian management staffs. The Company has also organized its U.S. sales and marketing department into separate Rx and Consumer Products Divisions.

        Dr. Gene Emmer has joined Roberts at its Eatontown headquarters as Vice President and General Manager of the newly created Rx Division and will be responsible for the U.S. sales force, marketing, and managed care strategies. Dr. Emmer comes to Roberts from Hoffmann-La Roche AG where he served as Head of Marketing and Sales, Greece; Product Manager, Switzerland; and most recently as Director responsible for all Roche HIV/AIDS products for the UK market. He holds a Ph.D. in physiology from the State University of New York (Buffalo), an MBA in marketing from MIT's Sloan School of Business, and a B.A. in physiology from UC Berkeley.

        Mr. Richard Caulfield has been appointed to the position of Vice President and General Manager, Consumer Pharmaceutical Products. Mr. Caulfield will be responsible for U.S. nonprescription sales and marketing and the functioning of the Company's distribution center in Buffalo Grove, Illinois. A nine-year veteran with Roberts, Mr. Caulfield served the Company as Director and Vice President of Sales and Marketing. Prior to joining Roberts, he held senior sales and marketing positions at Bristol-Myers Squibb. Mr. Caulfield received a M.S. degree from Wright State University and a B.A. degree from the University of Cincinnati.

        Mr. Gert F. Jurgeneit has joined Roberts as General Manager of Roberts Pharmaceutical Canada. Mr. Jurgeneit possesses a wealth of pharmaceutical industry experience and prior to joining Roberts served as President of International Pharma Consultants and Vice President of Marketing for Wyeth-Ayerst, Canada.

        Mr. Art Woodruff has been appointed to the position of Vice President, Corporate Development. Mr. Woodruff has more than 30 years of pharmaceutical experience including the past five years with Roberts Pharmaceutical Canada where he was instrumental in the growth of that subsidiary's operations. Mr. Woodruff served as Vice President and in senior sales and marketing positions with Promocare Resources, Wyeth Canada, and Glaxo Canada. He has a B.S. degree from the University of British Columbia.
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                                     - 3 -

        The Company stated that with the recent purchases of pharmaceutical manufacturing and distribution facilities plus the sale of their contract research business, they are positioned for growth as a fully integrated pharmaceutical company. The organizational announcements made today are in line with this strategy of focusing resources and management talents on core operations.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROBERTS PHARMACEUTICAL CORPORATION
                                              ----------------------------------
                                                          (Registrant)


Date: May 22, 1998                            By: /s/ Anthony A. Rascio
                                                  ------------------------------
                                                  Anthony A. Rascio
                                                  Vice President
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                                     - 4 -

FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.